EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
FIRST QUARTER 2023 RESULTS
DALLAS – May 2, 2023 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the first quarter ended March 31, 2023. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of March 31, 2023, was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2023 with the first quarter ended March 31, 2022 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FIRST QUARTER 2023 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels increased 8.4% over the prior year quarter to $369. Comparable ADR decreased 8.5% over the prior year quarter to $569 and Comparable Occupancy increased 18.4% over the prior year quarter to 64.9%.
•Net income attributable to common stockholders for the quarter was $3.2 million or $0.05 per diluted share.
•Adjusted funds from operations (AFFO) was $0.44 per diluted share for the quarter.
•Adjusted EBITDAre was $66.1 million for the quarter, reflecting a growth rate of 34% over the prior year quarter.
•Comparable Hotel EBITDA was $72.8 million for the quarter, reflecting a growth rate of 10.0% over the prior year quarter.
•The Company ended the quarter with cash and cash equivalents of $281.5 million and restricted cash of $63.1 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $19.1 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net debt to gross assets was 37.1% at the end of the first quarter.
•Capex invested during the quarter was $18.7 million.
RECENT OPERATING HIGHLIGHTS
•Subsequent to quarter end, the Company finalized an extension of its $98.25 million mortgage loan for the 276-room The Ritz-Carlton Sarasota and its $51.0 million mortgage loan for the 80-room Hotel Yountville.

BHR Reports First Quarter Results

May 2, 2023
CAPITAL STRUCTURE
As of March 31, 2023, the Company had total assets of $2.4 billion and $1.3 billion of loans of which $49 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined loans had a blended average interest rate of 6.3%, taking into account in-the-money interest rate caps. Based on the current level of LIBOR and SOFR, and the Company’s corresponding interest rate caps, approximately 74% of the Company’s consolidated debt is effectively fixed and approximately 26% is effectively floating.
On February 17, 2023, the offering for the Company’s Series E and Series M non-traded preferred stock closed. During the offering period, the Company issued approximately $460 million in gross proceeds and currently has 16,472,728 shares of its Series E and 1,960,336 shares of its Series M non-traded preferred stock outstanding.
Subsequent to quarter end, the Company finalized an extension of its $98.25 million mortgage loan for the 276-room The Ritz-Carlton Sarasota. The loan is being extended beyond its original maturity in April 2023 for an additional 6 months with one additional 6-month extension available. As extended, The Ritz-Carlton Sarasota loan will have a rate of SOFR + 2.65% that will reset to SOFR + 3.50% on June 1, 2023. In conjunction with this extension, the Company has purchased a SOFR interest rate cap at a strike of 5.25% with an expiry of October 4, 2023. The Company also finalized an extension of its $51.0 million mortgage loan for the 80-room Hotel Yountville. The loan is being extended beyond its original maturity in May 2023 for an additional 6 months with one additional 6-month extension available. As extended, The Hotel Yountville loan will have a rate of SOFR + 2.55% that will reset to SOFR + 3.50% on July 1, 2023. In conjunction with this extension, the Company has purchased a SOFR interest rate cap at a strike of 5.25% with an expiry of November 10, 2023.
On January 11, 2023, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.05 per diluted share for the Company’s common stock for the first quarter ending March 31, 2023. The dividend, which equates to an annual rate of $0.20 per share, was paid on April 17, 2023, to stockholders of record as of March 31, 2023. The Board of Directors will review its dividend policy on a quarter-to-quarter basis, with a view to increasing it as financial performance continues to improve. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.
On December 8, 2022, the Company announced that its Board of Directors authorized a stock repurchase program of up to $25 million. During the quarter, the Company completed the share repurchase program and acquired 5.4 million shares at an average price of $4.60 per share.
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.
“We’re extremely pleased with Braemar’s solid first quarter results as we continued to see strong growth from our urban hotels,” noted Richard J. Stockton, Braemar’s President and Chief Executive Officer. “As we’ve been saying for several quarters, we have expected our next leg of growth to come from our urban

BHR Reports First Quarter Results

May 2, 2023
hotels and that’s exactly what we experienced in the first quarter. Our resorts also continue to perform well with strong margins despite challenging year over year comparisons,” he added. “We are also pleased with the performance of our most recent acquisition, the Four Seasons Resort Scottsdale at Toon North, which reported RevPAR growth of 25% in the quarter, and the progress we have made with the extensions of our loans and our liability management initiatives.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Wednesday, May 3, 2023, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 389-0920. A replay of the conference call will be available through Wednesday, May 10, 2023, by dialing (412) 317-6671 and entering the confirmation number, 13737039.
The Company will also provide an online simulcast and rebroadcast of its first quarter 2023 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com, on Wednesday, May 3, 2023, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported. Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes the change has been applied retrospectively.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected

BHR Reports First Quarter Results

May 2, 2023
capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	March 31, 2023	December 31, 2022
ASSETS
Investments in hotel properties, gross	$2,335,545	$2,325,093
Accumulated depreciation	(455,279)	(440,492)
Investments in hotel properties, net	1,880,266	1,884,601
Cash and cash equivalents	281,490	261,541
Restricted cash	63,063	54,155
Accounts receivable, net of allowance of $285 and $339, respectively	44,998	51,448
Inventories	5,243	5,238
Prepaid expenses	8,826	7,044
Investment in OpenKey	1,715	1,689
Derivative assets	4,933	6,482
Other assets	16,292	14,621
Operating lease right-of-use assets	79,189	79,449
Intangible assets, net	3,788	3,883
Due from related parties, net	586	938
Due from third-party hotel managers	19,133	26,625
Total assets	$2,409,522	$2,397,714

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,277,642	$1,334,130
Accounts payable and accrued expenses	129,567	133,978
Dividends and distributions payable	8,756	8,184
Due to Ashford Inc., net	3,759	10,005
Due to third-party hotel managers	1,463	2,096
Operating lease liabilities	60,620	60,692
Derivative liabilities	181	284
Other liabilities	22,537	22,343
Total liabilities	1,504,525	1,571,712

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 3,078,017 shares issued and outstanding at March 31, 2023 and December 31, 2022	65,426	65,426
Series E Redeemable Preferred Stock, $0.01 par value, 16,474,156 and 12,656,529 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	378,906	291,076
Series M Redeemable Preferred Stock, $0.01 par value, 1,960,267 and 1,428,332 shares issued and outstanding at March 31,2023 and December 31, 2022, respectively	48,294	35,182
Redeemable noncontrolling interests in operating partnership	34,820	40,555
Equity:
Preferred stock, $0.01 par value, 80,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at March 31, 2023 and December 31, 2022	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 65,949,691 and 69,919,065 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	659	699
Additional paid-in capital	715,729	734,134
Accumulated deficit	(324,840)	(324,740)
Total stockholders' equity of the Company	391,564	410,109
Noncontrolling interest in consolidated entities	(14,013)	(16,346)
Total equity	377,551	393,763
Total liabilities and equity	$2,409,522	$2,397,714

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2023	2022
REVENUE
Rooms	$137,527	$105,192
Food and beverage	52,228	36,707
Other	25,546	19,981
Total hotel revenue	215,301	161,880
EXPENSES
Hotel operating expenses:
Rooms	27,358	20,184
Food and beverage	39,739	28,028
Other expenses	62,295	46,207
Management fees	6,705	4,148
Total hotel operating expenses	136,097	98,567
Property taxes, insurance and other	8,116	8,603
Depreciation and amortization	22,521	18,441
Advisory services fee:
Base advisory fee	3,640	2,939
Reimbursable expenses	2,022	1,096
Incentive fee	—	977
Stock/unit-based compensation	2,286	2,310
Corporate, general and administrative:
Stock/unit-based compensation	37	45
Other general and administrative	2,783	2,450
Total operating expenses	177,502	135,428
OPERATING INCOME (LOSS)	37,799	26,452
Equity in earnings (loss) of unconsolidated entity	(73)	(72)
Interest income	2,108	25
Interest expense	(22,111)	(7,858)
Amortization of loan costs	(762)	(664)
Write-off of loan costs and exit fees	(12)	(76)
Gain (loss) on extinguishment of debt	2,318	—
Realized and unrealized gain (loss) on derivatives	(334)	408
INCOME (LOSS) BEFORE INCOME TAXES	18,933	18,215
Income tax (expense) benefit	(2,329)	(2,611)
NET INCOME (LOSS)	16,604	15,604
(Income) loss attributable to noncontrolling interest in consolidated entities	(309)	26
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(261)	(967)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	16,034	14,663
Preferred dividends	(10,350)	(3,303)
Deemed dividends on redeemable preferred stock	(2,454)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$3,230	$11,360

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$0.05	$0.17
Weighted average common shares outstanding – basic	66,498	65,878
Diluted:
Net income (loss) attributable to common stockholders	$0.05	$0.15
Weighted average common shares outstanding – diluted	72,478	89,895
Dividends declared per common share:	$0.05	$0.01

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2023	2022
Net income (loss)	$16,604	$15,604
Interest expense and amortization of loan costs	22,873	8,522
Depreciation and amortization	22,521	18,441
Income tax expense (benefit)	2,329	2,611
Equity in (earnings) loss of unconsolidated entity	73	72
Company's portion of EBITDA of OpenKey	(77)	(71)
EBITDA and EBITDAre	64,323	45,179
Amortization of favorable (unfavorable) contract assets (liabilities)	119	108
Transaction and conversion costs	1,195	555
Write-off of loan costs and exit fees	12	76
Realized and unrealized (gain) loss on derivatives	334	(408)
Stock/unit-based compensation	2,328	2,365
Legal, advisory and settlement costs	69	317
Advisory services incentive fee	—	977
(Gain) loss on extinguishment of debt	(2,318)	—
Company's portion of adjustments to EBITDAre of OpenKey	—	6
Adjusted EBITDAre	$66,062	$49,175
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2023	2022
Net income (loss)	$16,604	$15,604
(Income) loss attributable to noncontrolling interest in consolidated entities	(309)	26
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(261)	(967)
Preferred dividends	(10,350)	(3,303)
Deemed dividends on redeemable preferred stock	(2,454)	—
Net income (loss) attributable to common stockholders	3,230	11,360
Depreciation and amortization on real estate	21,785	17,795
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	261	967
Equity in (earnings) loss of unconsolidated entity	73	72
Company's portion of FFO of OpenKey	(78)	(72)
FFO available to common stockholders and OP unitholders	25,271	30,122
Deemed dividends on redeemable preferred stock	2,454	—
Transaction and conversion costs	1,195	555
Write-off of loan costs and exit fees	12	76
Unrealized (gain) loss on derivatives	2,201	(408)
Stock/unit-based compensation	2,328	2,365
Legal, advisory and settlement costs	69	317
Interest expense accretion on refundable membership club deposits	178	190
Amortization of loan costs	739	642
Advisory services incentive fee	—	977
(Gain) loss on extinguishment of debt	(2,318)	—
Company's portion of adjustments to FFO of OpenKey	—	6
Adjusted FFO available to common stockholders and OP unitholders	$32,129	$34,842
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.44	$0.49
Weighted average diluted shares	72,831	71,756

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
March 31, 2023
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (10)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel Net Income	Comparable TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA(11)	Comparable TTM Hotel EBITDA Debt Yield
BAML	See footnote	June 2023	June 2025	LIBOR (1) + 2.16%	$—	$435,000	(3)	$435,000	$8,464	1.9%	$39,078	9.0%
BAML	Bardessono Hotel and Spa	August 2023	August 2023	SOFR (2) + 2.65%	—	40,000		40,000	2,799	7.0%	7,838	19.6%
Apollo	The Ritz-Carlton St. Thomas	August 2023	August 2024	LIBOR (1) + 3.95%	—	42,500	(4)	42,500	16,006	37.7%	27,738	65.3%
BAML	The Ritz-Carlton Sarasota	October 2023	April 2024	LIBOR (1) + 2.65%	—	98,250	(5)	98,250	14,140	14.4%	27,898	28.4%
BAML	Hotel Yountville	November 2023	May 2024	LIBOR (1) + 2.55%	—	51,000	(5)	51,000	2,179	4.3%	6,847	13.4%
BAML	The Ritz-Carlton Lake Tahoe	January 2024	January 2024	SOFR (2) + 2.20%	—	54,000		54,000	2,894	5.4%	10,403	19.3%
Prudential	Capital Hilton and Hilton La Jolla Torrey Pines	February 2024	February 2024	LIBOR (1) + 1.70%	—	195,000		195,000	18,668	9.6%	32,029	16.4%
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	February 2024	February 2027	SOFR (2) + 2.86%	—	70,500	(6)	70,500	5,759	8.2%	14,676	20.8%
LoanCore	Mr. C Beverly Hills Hotel	August 2024	August 2024	LIBOR (1) + 3.60%	—	30,000	(7)	30,000	(1,713)	(5.7)%	3,034	10.1%
BAML	Pier House Resort & Spa	September 2024	September 2024	SOFR (2) + 1.95%	—	80,000		80,000	10,365	13.0%	16,904	21.1%
Aareal Capital Corporation	Four Seasons Resort Scottsdale	December 2025	December 2027	SOFR (2) + 3.75%	—	100,000	(8)	100,000	5,874	5.9%	22,559	22.6%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A	N/A	N/A
Unencumbered hotel	The Ritz-Carlton Reserve Dorado Beach				—	—		—	10,616	N/A	19,563	N/A
Total					$86,250	$1,196,250		$1,282,500	$96,051	7.5%	$228,567	17.8%
Percentage					6.7%	93.3%		100.0%
Weighted average interest rate (9)					4.50%	6.42%		6.29%
All indebtedness is non-recourse with the exception of the convertible senior notes.
(1)    LIBOR rate was 4.86% at March 31, 2023.
(2)    SOFR rate was 4.80% at March 31, 2023.
(3)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the third was exercised in June 2022. This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in August 2022. This mortgage loan has a LIBOR floor of 1.00%.
(5)    This mortgage loan has one six-month extension option subject to satisfaction of certain conditions.
(6)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.
(7)    This mortgage loan has a LIBOR floor of 1.50%.
(8)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 1.00%.
(9)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(10)    The final maturity date assumes all available extension options will be exercised.
(11)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
March 31, 2023
(dollars in thousands)
(unaudited)

Lender	Hotels	2023	2024	2025	2026	2027	Thereafter	Total
BAML	Bardessono Hotel and Spa	$40,000	$—	$—	$—	$—	$—	$40,000
BAML	Hotel Yountville	—	51,000	—	—	—	—	51,000
BAML	The Ritz-Carlton Lake Tahoe	—	54,000	—	—	—	—	54,000
Prudential	Capital Hilton and Hilton La Jolla Torrey Pines	—	195,000	—	—	—	—	195,000
BAML	The Ritz-Carlton Sarasota	—	97,000	—	—	—	—	97,000
Apollo	The Ritz-Carlton St. Thomas	—	42,500	—	—	—	—	42,500
LoanCore	Mr. C Beverly Hills Hotel	—	30,000	—	—	—	—	30,000
BAML	Pier House Resort & Spa	—	80,000	—	—	—	—	80,000
BAML	See footnote 1	—	—	435,000	—	—	—	435,000
Convertible Senior Notes	N/A	—	—	—	86,250	—	—	86,250
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	—	—	—	—	70,500	—	70,500
Aareal Capital Corporation	Four Seasons Resort Scottsdale	—	—	—	—	96,000	—	96,000
Principal due in future periods		$40,000	$549,500	$435,000	$86,250	$166,500	$—	$1,277,250
Scheduled amortization payments remaining		750	500	—	2,000	2,000	—	5,250
Total indebtedness		$40,750	$550,000	$435,000	$88,250	$168,500	$—	$1,282,500
(1)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$139,823	$—	$139,823	$107,051	$21,651	$128,702	30.61%	8.64%
RevPAR	$368.68	$—	$368.68	$304.07	$825.94	$340.24	21.25%	8.36%
Occupancy	64.85%	—%	64.85%	54.95%	52.38%	54.77%	18.02%	18.40%
ADR	$568.50	$—	$568.50	$553.41	$1,576.92	$621.24	2.73%	(8.49)%

NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information for prior periods has been revised to include the operations of condominium units not owned by The Ritz-Carlton Lake Tahoe in order to be comparable to the current period.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$131,046	$—	$131,046	$103,170	$21,651	$124,821	27.02%	4.99%
RevPAR	$397.40	$—	$397.40	$341.00	$825.94	$379.66	16.54%	4.67%
Occupancy	63.88%	—%	63.88%	57.66%	52.38%	57.24%	10.79%	11.60%
ADR	$622.13	$—	$622.13	$591.41	$1,576.92	$663.32	5.19%	(6.21)%

NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2023, and not under renovation during the three months ended March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information for prior periods has been revised to include the operations of condominium units not owned by The Ritz-Carlton Lake Tahoe in order to be comparable to the current period.
(4)    Excluded hotels under renovation:
Capital Hilton Washington D.C.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended
	March 31,
	2023	2022	% Variance
Total hotel revenue	$217,180	$163,402	32.91%
Non-comparable adjustments	—	33,311
Comparable total hotel revenue	$217,180	$196,713	10.40%

Hotel net income (loss)	$37,753	$32,204	17.23%
Non-comparable adjustments	—	5,462
Comparable hotel net income (loss)	$37,753	$37,666	0.23%
Hotel net income (loss) margin	17.38%	19.71%	(2.33)%
Comparable hotel net income margin	17.38%	19.15%	(1.77)%

Hotel EBITDA	$72,796	$55,681	30.74%
Non-comparable adjustments	—	10,474
Comparable hotel EBITDA	$72,796	$66,155	10.04%
Hotel EBITDA margin	33.52%	34.08%	(0.56)%
Comparable hotel EBITDA margin	33.52%	33.63%	(0.11)%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$1,154	$58	1,897.84%
Hotel net income (loss) attributable to the Company and OP unitholders	$36,599	$32,146	13.85%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$36,599	$37,608	(2.68)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,943	$811	139.59%
Hotel EBITDA attributable to the Company and OP unitholders	$70,854	$54,870	29.13%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$70,854	$65,344	8.43%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Three Months Ended
	March 31,			March 31,
	2023	2022	% Variance	2023	2022	% Variance
Total hotel revenue	$202,482	$156,771	29.16%	$202,482	$156,771	29.16%
Non-comparable adjustments	—	33,311		—	33,311
Comparable total hotel revenue	$202,482	$190,082	6.52%	$202,482	$190,082	6.52%

Hotel net income (loss)	$36,018	$34,046	5.79%	$36,018	$34,046	5.79%
Non-comparable adjustments	—	5,462		—	5,462
Comparable hotel net income (loss)	$36,018	$39,508	(8.83)%	$36,018	$39,508	(8.83)%
Hotel net income (loss) margin	17.79%	21.72%	(3.93)%	17.79%	21.72%	(3.93)%
Comparable hotel net income margin	17.79%	20.78%	(2.99)%	17.79%	20.78%	(2.99)%

Hotel EBITDA	$68,898	$55,601	23.92%	$68,898	$55,601	23.92%
Non-comparable adjustments	—	10,474		—	10,474
Comparable hotel EBITDA	$68,898	$66,075	4.27%	$68,898	$66,075	4.27%
Hotel EBITDA margin	34.03%	35.47%	(1.44)%	34.03%	35.47%	(1.44)%
Comparable hotel EBITDA margin	34.03%	34.76%	(0.73)%	34.03%	34.76%	(0.73)%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$1,154	$58	1,897.84%	$1,154	$58	1,897.84%
Hotel net income (loss) attributable to the Company and OP unitholders	$34,864	$33,988	2.58%	$34,864	$33,988	2.58%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$34,864	$39,450	(11.62)%	$34,864	$39,450	(11.62)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,943	$811	139.59%	$1,943	$811	139.59%
Hotel EBITDA attributable to the Company and OP unitholders	$66,956	$54,790	22.20%	$66,956	$54,790	22.20%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$66,956	$65,264	2.59%	$66,956	$65,264	2.59%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2023, and not under renovation during the three months ended March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(4)    Excluded hotels under renovation:
Capital Hilton Washington D.C.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$8,777	$—	$8,777	$3,881	$—	$3,881	126.15%	126.15%
Total hotel revenue	$14,698	$—	$14,698	$6,631	$—	$6,631	121.66%	121.66%
Hotel net income (loss)	$1,734	$—	$1,734	$(1,842)	$—	$(1,842)	194.14%	194.14%
Hotel net income (loss) margin	11.80%		11.80%	(27.78)%		(27.78)%	39.58%	39.58%
Hotel EBITDA	$3,898	$—	$3,898	$80	$—	$80	4,772.50%	4,772.50%
Hotel EBITDA margin	26.52%		26.52%	1.21%		1.21%	25.31%	25.31%
Selected Operating Information:
RevPAR	$177.32	$—	$177.32	$78.39	$—	$78.39	126.20%	126.20%
Occupancy	71.34%	—%	71.34%	38.37%	—%	38.37%	85.93%	85.93%
ADR	$248.57	$—	$248.57	$204.31	$—	$204.31	21.66%	21.66%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$6,662	$—	$6,662	$5,258	$—	$5,258	26.70%	26.70%
Total hotel revenue	$11,870	$—	$11,870	$9,793	$—	$9,793	21.21%	21.21%
Hotel net income (loss)	$2,882	$—	$2,882	$2,077	$—	$2,077	38.76%	38.76%
Hotel net income (loss) margin	24.28%		24.28%	21.21%		21.21%	3.07%	3.07%
Hotel EBITDA	$3,872	$—	$3,872	$3,163	$—	$3,163	22.42%	22.42%
Hotel EBITDA margin	32.62%		32.62%	32.30%		32.30%	0.32%	0.32%
Selected Operating Information:
RevPAR	$187.87	$—	$187.87	$148.27	$—	$148.27	26.71%	26.71%
Occupancy	74.91%	—%	74.91%	66.24%	—%	66.24%	13.09%	13.09%
ADR	$250.80	$—	$250.80	$223.84	$—	$223.84	12.04%	12.04%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$3,566	$—	$3,566	$2,759	$—	$2,759	29.25%	29.25%
Total hotel revenue	$4,904	$—	$4,904	$3,885	$—	$3,885	26.23%	26.23%
Hotel net income (loss)	$(923)	$—	$(923)	$(2,915)	$—	$(2,915)	68.34%	68.34%
Hotel net income (loss) margin	(18.82)%		(18.82)%	(75.03)%		(75.03)%	56.21%	56.21%
Hotel EBITDA	$385	$—	$385	$(1,283)	$—	$(1,283)	130.01%	130.01%
Hotel EBITDA margin	7.85%		7.85%	(33.02)%		(33.02)%	40.87%	40.87%
Selected Operating Information:
RevPAR	$95.48	$—	$95.48	$73.88	$—	$73.88	29.24%	29.24%
Occupancy	54.78%	—%	54.78%	44.01%	—%	44.01%	24.47%	24.47%
ADR	$174.28	$—	$174.28	$167.86	$—	$167.86	3.82%	3.82%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$2,674	$—	$2,674	$3,507	$—	$3,507	(23.75)%	(23.75)%
Total hotel revenue	$3,778	$—	$3,778	$4,915	$—	$4,915	(23.13)%	(23.13)%
Hotel net income (loss)	$(1,304)	$—	$(1,304)	$385	$—	$385	(438.70)%	(438.70)%
Hotel net income (loss) margin	(34.52)%		(34.52)%	7.83%		7.83%	(42.35)%	(42.35)%
Hotel EBITDA	$120	$—	$120	$1,409	$—	$1,409	(91.48)%	(91.48)%
Hotel EBITDA margin	3.18%		3.18%	28.67%		28.67%	(25.49)%	(25.49)%
Selected Operating Information:
RevPAR	$457.07	$—	$457.07	$599.51	$—	$599.51	(23.76)%	(23.76)%
Occupancy	49.08%	—%	49.08%	57.21%	—%	57.21%	(14.21)%	(14.21)%
ADR	$931.34	$—	$931.34	$1,047.84	$—	$1,047.84	(11.12)%	(11.12)%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$8,014	$—	$8,014	$9,366	$—	$9,366	(14.44)%	(14.44)%
Total hotel revenue	$9,859	$—	$9,859	$11,225	$—	$11,225	(12.17)%	(12.17)%
Hotel net income (loss)	$3,814	$—	$3,814	$5,826	$—	$5,826	(34.53)%	(34.53)%
Hotel net income (loss) margin	38.69%		38.69%	51.90%		51.90%	(13.21)%	(13.21)%
Hotel EBITDA	$5,758	$—	$5,758	$6,969	$—	$6,969	(17.38)%	(17.38)%
Hotel EBITDA margin	58.40%		58.40%	62.08%		62.08%	(3.68)%	(3.68)%
Selected Operating Information:
RevPAR	$627.00	$—	$627.00	$732.85	$—	$732.85	(14.44)%	(14.44)%
Occupancy	81.83%	—%	81.83%	87.04%	—%	87.04%	(5.99)%	(5.99)%
ADR	$766.21	$—	$766.21	$841.95	$—	$841.95	(9.00)%	(9.00)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$2,052	$—	$2,052	$2,131	$—	$2,131	(3.71)%	(3.71)%
Total hotel revenue	$2,613	$—	$2,613	$2,687	$—	$2,687	(2.75)%	(2.75)%
Hotel net income (loss)	$(997)	$—	$(997)	$(629)	$—	$(629)	(58.51)%	(58.51)%
Hotel net income (loss) margin	(38.16)%		(38.16)%	(23.41)%		(23.41)%	(14.75)%	(14.75)%
Hotel EBITDA	$318	$—	$318	$429	$—	$429	(25.87)%	(25.87)%
Hotel EBITDA margin	12.17%		12.17%	15.97%		15.97%	(3.80)%	(3.80)%
Selected Operating Information:
RevPAR	$284.99	$—	$284.99	$296.03	$—	$296.03	(3.73)%	(3.73)%
Occupancy	48.68%	—%	48.68%	38.97%	—%	38.97%	24.92%	24.92%
ADR	$585.42	$—	$585.42	$759.60	$—	$759.60	(22.93)%	(22.93)%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$14,341	$—	$14,341	$12,177	$—	$12,177	17.77%	17.77%
Total hotel revenue	$23,685	$—	$23,685	$21,441	$—	$21,441	10.47%	10.47%
Hotel net income (loss)	$7,458	$—	$7,458	$7,367	$—	$7,367	1.24%	1.24%
Hotel net income (loss) margin	31.49%		31.49%	34.36%		34.36%	(2.87)%	(2.87)%
Hotel EBITDA	$10,081	$—	$10,081	$9,025	$—	$9,025	11.70%	11.70%
Hotel EBITDA margin	42.56%		42.56%	42.09%		42.09%	0.47%	0.47%
Selected Operating Information:
RevPAR	$830.12	$—	$830.12	$712.13	$—	$712.13	16.57%	16.57%
Occupancy	81.25%	—%	81.25%	77.38%	—%	77.38%	5.00%	5.00%
ADR	$1,021.65	$—	$1,021.65	$920.30	$—	$920.30	11.01%	11.01%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$4,520	$—	$4,520	$3,075	$—	$3,075	46.99%	46.99%
Total hotel revenue	$5,798	$—	$5,798	$3,792	$—	$3,792	52.90%	52.90%
Hotel net income (loss)	$(1,358)	$—	$(1,358)	$(2,000)	$—	$(2,000)	32.10%	32.10%
Hotel net income (loss) margin	(23.42)%		(23.42)%	(52.74)%		(52.74)%	29.32%	29.32%
Hotel EBITDA	$694	$—	$694	$1	$—	$1	69,300.00%	69,300.00%
Hotel EBITDA margin	11.97%		11.97%	0.03%		0.03%	11.94%	11.94%
Selected Operating Information:
RevPAR	$100.63	$—	$100.63	$68.47	$—	$68.47	46.97%	46.97%
Occupancy	50.44%	—%	50.44%	38.60%	—%	38.60%	30.67%	30.67%
ADR	$199.51	$—	$199.51	$177.37	$—	$177.37	12.48%	12.48%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$8,250	$—	$8,250	$4,736	$—	$4,736	74.20%	74.20%
Total hotel revenue	$9,761	$—	$9,761	$5,600	$—	$5,600	74.30%	74.30%
Hotel net income (loss)	$(151)	$—	$(151)	$(2,867)	$—	$(2,867)	94.73%	94.73%
Hotel net income (loss) margin	(1.55)%		(1.55)%	(51.20)%		(51.20)%	49.65%	49.65%
Hotel EBITDA	$2,395	$—	$2,395	$102	$—	$102	2,248.04%	2,248.04%
Hotel EBITDA margin	24.54%		24.54%	1.82%		1.82%	22.72%	22.72%
Selected Operating Information:
RevPAR	$223.59	$—	$223.59	$128.34	$—	$128.34	74.22%	74.22%
Occupancy	63.47%	—%	63.47%	52.79%	—%	52.79%	20.23%	20.23%
ADR	$352.26	$—	$352.26	$243.11	$—	$243.11	44.90%	44.90%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$13,635	$—	$13,635	$15,717	$—	$15,717	(13.25)%	(13.25)%
Total hotel revenue	$28,960	$—	$28,960	$30,423	$—	$30,423	(4.81)%	(4.81)%
Hotel net income (loss)	$6,751	$—	$6,751	$10,252	$—	$10,252	(34.15)%	(34.15)%
Hotel net income (loss) margin	23.31%		23.31%	33.70%		33.70%	(10.39)%	(10.39)%
Hotel EBITDA	$10,006	$—	$10,006	$12,485	$—	$12,485	(19.86)%	(19.86)%
Hotel EBITDA margin	34.55%		34.55%	41.04%		41.04%	(6.49)%	(6.49)%
Selected Operating Information:
RevPAR	$548.90	$—	$548.90	$632.73	$—	$632.73	(13.25)%	(13.25)%
Occupancy	75.54%	—%	75.54%	78.32%	—%	78.32%	(3.55)%	(3.55)%
ADR	$726.64	$—	$726.64	$807.86	$—	$807.86	(10.05)%	(10.05)%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$12,740	$—	$12,740	$13,186	$—	$13,186	(3.38)%	(3.38)%
Total hotel revenue	$19,825	$—	$19,825	$20,096	$—	$20,096	(1.35)%	(1.35)%
Hotel net income (loss)	$3,628	$—	$3,628	$5,754	$—	$5,754	(36.95)%	(36.95)%
Hotel net income (loss) margin	18.30%		18.30%	28.63%		28.63%	(10.33)%	(10.33)%
Hotel EBITDA	$6,109	$—	$6,109	$7,089	$—	$7,089	(13.82)%	(13.82)%
Hotel EBITDA margin	30.81%		30.81%	35.28%		35.28%	(4.47)%	(4.47)%
Selected Operating Information:
RevPAR	$773.53	$—	$773.53	$804.98	$—	$804.98	(3.91)%	(3.91)%
Occupancy	67.03%	—%	67.03%	65.02%	—%	65.02%	3.09%	3.09%
ADR	$1,153.99	$—	$1,153.99	$1,238.09	$—	$1,238.09	(6.79)%	(6.79)%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$4,221	$—	$4,221	$2,588	$—	$2,588	63.10%	63.10%
Total hotel revenue	$5,333	$—	$5,333	$3,308	$—	$3,308	61.22%	61.22%
Hotel net income (loss)	$(631)	$—	$(631)	$(1,106)	$—	$(1,106)	42.95%	42.95%
Hotel net income (loss) margin	(11.83)%		(11.83)%	(33.43)%		(33.43)%	21.60%	21.60%
Hotel EBITDA	$1,012	$—	$1,012	$120	$—	$120	743.33%	743.33%
Hotel EBITDA margin	18.98%		18.98%	3.63%		3.63%	15.35%	15.35%
Selected Operating Information:
RevPAR	$127.10	$—	$127.10	$79.66	$—	$79.66	59.55%	59.55%
Occupancy	58.94%	—%	58.94%	41.99%	—%	41.99%	40.37%	40.37%
ADR	$215.63	$—	$215.63	$189.74	$—	$189.74	13.64%	13.64%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$16,300	$—	$16,300	$19,182	$137	$19,319	(15.02)%	(15.63)%
Total hotel revenue	$23,765	$—	$23,765	$26,896	$137	$27,033	(11.64)%	(12.09)%
Hotel net income (loss)	$5,804	$—	$5,804	$8,580	$137	$8,717	(32.35)%	(33.42)%
Hotel net income (loss) margin	24.42%		24.42%	31.90%		32.25%	(7.48)%	(7.83)%
Hotel EBITDA	$9,001	$—	$9,001	$11,263	$137	$11,400	(20.08)%	(21.04)%
Hotel EBITDA margin	37.88%		37.88%	41.88%		42.17%	(4.00)%	(4.29)%
Selected Operating Information:
RevPAR	$1,006.13	$—	$1,006.13	$1,184.09	$—	$1,192.55	(15.03)%	(15.63)%
Occupancy	74.79%	—%	74.79%	81.96%	—%	81.96%	(8.75)%	(8.75)%
ADR	$1,345.27	$—	$1,345.27	$1,444.77	$—	$1,455.09	(6.89)%	(7.55)%

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$3,195	$—	$3,195	$3,285	$(104)	$3,181	(2.74)%	0.44%
Total hotel revenue	$4,544	$—	$4,544	$4,620	$—	$4,620	(1.65)%	(1.65)%
Hotel net income (loss)	$(493)	$—	$(493)	$(170)	$—	$(170)	(190.00)%	(190.00)%
Hotel net income (loss) margin	(10.85)%		(10.85)%	(3.68)%		(3.68)%	(7.17)%	(7.17)%
Hotel EBITDA	$754	$—	$754	$877	$—	$877	(14.03)%	(14.03)%
Hotel EBITDA margin	16.59%		16.59%	18.98%		18.98%	(2.39)%	(2.39)%
Selected Operating Information:
RevPAR	$248.30	$—	$248.30	$255.22	$—	$247.17	(2.71)%	0.46%
Occupancy	75.50%	—%	75.50%	66.18%	—%	66.18%	14.08%	14.08%
ADR	$328.88	$—	$328.88	$385.61	$—	$373.46	(14.71)%	(11.94)%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$16,719	$—	$16,719	$6,203	$10,256	$16,459	169.53%	1.58%
Total hotel revenue	$24,496	$—	$24,496	$8,090	$15,168	$23,258	202.79%	5.32%
Hotel net income (loss)	$6,170	$—	$6,170	$3,492	$1,735	$5,227	76.69%	18.04%
Hotel net income (loss) margin	25.19%		25.19%	43.16%		22.47%	(17.97)%	2.72%
Hotel EBITDA	$8,273	$—	$8,273	$3,952	$3,279	$7,231	109.34%	14.41%
Hotel EBITDA margin	33.77%		33.77%	48.85%		31.09%	(15.08)%	2.68%
Selected Operating Information:
RevPAR	$1,752.55	$—	$1,752.55	$2,786.91	$1,402.17	$1,725.27	(37.11)%	1.58%
Occupancy	56.27%	—%	56.27%	74.39%	50.36%	55.96%	(24.36)%	0.55%
ADR	$3,114.63	$—	$3,114.63	$3,746.18	$2,784.54	$3,082.81	(16.86)%	1.03%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$14,157	$—	$14,157	$—	$11,362	$11,362	—%	24.60%
Total hotel revenue	$23,291	$—	$23,291	$—	$18,006	$18,006	—%	29.35%
Hotel net income (loss)	$5,369	$—	$5,369	$—	$3,590	$3,590	—%	49.55%
Hotel net income (loss) margin	23.05%		23.05%	—%		19.94%	23.05%	3.11%
Hotel EBITDA	$10,120	$—	$10,120	$—	$7,058	$7,058	—%	43.38%
Hotel EBITDA margin	43.45%		43.45%	—%		39.20%	43.45%	4.25%
Selected Operating Information:
RevPAR	$749.04	$—	$749.04	$—	$601.17	$601.17	—%	24.60%
Occupancy	53.40%	—%	53.40%	—%	53.16%	53.16%	—%	0.45%
ADR	$1,402.78	$—	$1,402.78	$—	$1,130.90	$1,130.90	—%	24.04%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$107,294	$—	$107,294	$86,727	$21,755	$108,482	23.71%	(1.10)%
Total hotel revenue	$172,142	$—	$172,142	$135,566	$33,311	$168,877	26.98%	1.93%
Hotel net income (loss)	$39,575	$—	$39,575	$43,104	$5,462	$48,566	(8.19)%	(18.51)%
Hotel net income (loss) margin	22.99%		22.99%	31.80%		28.76%	(8.81)%	(5.77)%
Hotel EBITDA	$63,658	$—	$63,658	$55,784	$10,474	$66,258	14.12%	(3.92)%
Hotel EBITDA margin	36.98%		36.98%	41.15%		39.23%	(4.17)%	(2.25)%
Selected Operating Information:
RevPAR	$652.17	$—	$652.17	$628.30	$829.89	$660.47	3.80%	(1.26)%
Occupancy	69.79%	—%	69.79%	71.75%	52.38%	68.65%	(2.73)%	1.66%
ADR	$934.49	$—	$934.49	$875.73	$1,584.46	$962.02	6.71%	(2.86)%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$32,529	$—	$32,529	$20,324	$(104)	$20,220	60.05%	60.88%
Total hotel revenue	$45,038	$—	$45,038	$27,836	$—	$27,836	61.80%	61.80%
Hotel net income (loss)	$(1,822)	$—	$(1,822)	$(10,900)	$—	$(10,900)	83.28%	83.28%
Hotel net income (loss) margin	(4.05)%		(4.05)%	(39.16)%		(39.16)%	35.11%	35.11%
Hotel EBITDA	$9,138	$—	$9,138	$(103)	$—	$(103)	8,971.84%	8,971.84%
Hotel EBITDA margin	20.29%		20.29%	(0.37)%		(0.37)%	20.66%	20.66%
Selected Operating Information:
RevPAR	$151.48	$—	$151.48	$94.96	$—	$94.48	59.52%	60.33%
Occupancy	61.07%	—%	61.07%	44.11%	—%	44.11%	38.45%	38.45%
ADR	$248.06	$—	$248.06	$215.28	$—	$214.18	15.23%	15.82%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$139,823	$—	$139,823	$107,051	$21,651	$128,702	30.61%	8.64%
Total hotel revenue	$217,180	$—	$217,180	$163,402	$33,311	$196,713	32.91%	10.40%
Hotel net income (loss)	$37,753	$—	$37,753	$32,204	$5,462	$37,666	17.23%	0.23%
Hotel net income (loss) margin	17.38%		17.38%	19.71%		19.15%	(2.33)%	(1.77)%
Hotel EBITDA	$72,796	$—	$72,796	$55,681	$10,474	$66,155	30.74%	10.04%
Hotel EBITDA margin	33.52%		33.52%	34.08%		33.63%	(0.56)%	(0.11)%
Selected Operating Information:
RevPAR	$368.68	$—	$368.68	$304.07	$825.94	$340.24	21.25%	8.36%
Occupancy	64.85%	—%	64.85%	54.95%	52.38%	54.77%	18.02%	18.40%
ADR	$568.50	$—	$568.50	$553.41	$1,576.92	$621.24	2.73%	(8.49)%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    Rooms revenue, RevPAR, Occupancy and ADR have been revised in prior periods to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton to be comparable to the current period.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale,
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Mr. C Beverly Hills Hotel
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$34,773	$—	$34,773
Total hotel revenue	$53,180	$—	$53,180
Hotel net income	$4,701	$—	$4,701
Hotel net income margin	13.52%		13.52%
Hotel EBITDA	$13,992	$—	$13,992
Hotel EBITDA margin	26.31%		26.31%
Selected Operating Information:
RevPAR	$173.22	$—	$173.22
Occupancy	73.30%	—%	73.30%
ADR	$236.32	$—	$236.32

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$29,284	$—	$29,284
Total hotel revenue	$51,153	$—	$51,153
Hotel net income	$13,967	$—	$13,967
Hotel net income margin	47.69%		47.69%
Hotel EBITDA	$18,037	$—	$18,037
Hotel EBITDA margin	35.26%		35.26%
Selected Operating Information:
RevPAR	$203.63	$—	$203.63
Occupancy	79.39%	—%	79.39%
ADR	$256.49	$—	$256.49

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$25,636	$—	$25,636
Total hotel revenue	$34,654	$—	$34,654
Hotel net income	$4,218	$—	$4,218
Hotel net income margin	16.45%		16.45%
Hotel EBITDA	$9,956	$—	$9,956
Hotel EBITDA margin	28.73%		28.73%
Selected Operating Information:
RevPAR	$169.25	$—	$169.25
Occupancy	68.02%	—%	68.02%
ADR	$248.82	$—	$248.82

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$18,249	$—	$18,249
Total hotel revenue	$24,122	$—	$24,122
Hotel net income	$2,799	$—	$2,799
Hotel net income margin	15.34%		15.34%
Hotel EBITDA	$7,838	$—	$7,838
Hotel EBITDA margin	32.49%		32.49%
Selected Operating Information:
RevPAR	$769.19	$—	$769.19
Occupancy	61.95%	—%	61.95%
ADR	$1,241.60	$—	$1,241.60

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$26,067	$—	$26,067
Total hotel revenue	$32,738	$—	$32,738
Hotel net income	$10,365	$—	$10,365
Hotel net income margin	39.76%		39.76%
Hotel EBITDA	$16,904	$—	$16,904
Hotel EBITDA margin	51.63%		51.63%
Selected Operating Information:
RevPAR	$502.92	$—	$502.92
Occupancy	73.53%	—%	73.53%
ADR	$683.98	$—	$683.98

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$14,235	$—	$14,235
Total hotel revenue	$17,120	$—	$17,120
Hotel net income	$2,179	$—	$2,179
Hotel net income margin	15.31%		15.31%
Hotel EBITDA	$6,847	$—	$6,847
Hotel EBITDA margin	39.99%		39.99%
Selected Operating Information:
RevPAR	$487.49	$—	$487.49
Occupancy	56.45%	—%	56.45%
ADR	$863.54	$—	$863.54

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$27,417	$—	$27,417
Total hotel revenue	$52,859	$—	$52,859
Hotel net income	$5,759	$—	$5,759
Hotel net income margin	21.01%		21.01%
Hotel EBITDA	$14,676	$—	$14,676
Hotel EBITDA margin	27.76%		27.76%
Selected Operating Information:
RevPAR	$394.34	$—	$394.34
Occupancy	61.59%	—%	61.59%
ADR	$640.29	$—	$640.29

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$23,682	$—	$23,682
Total hotel revenue	$29,542	$—	$29,542
Hotel net income	$136	$—	$136
Hotel net income margin	0.57%		0.57%
Hotel EBITDA	$8,366	$—	$8,366
Hotel EBITDA margin	28.32%		28.32%
Selected Operating Information:
RevPAR	$130.03	$—	$130.03
Occupancy	58.84%	—%	58.84%
ADR	$220.99	$—	$220.99

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
THE CLANCY
Selected Financial Information:
Rooms revenue	$34,848	$—	$34,848
Total hotel revenue	$40,324	$—	$40,324
Hotel net income	$(155)	$—	$(155)
Hotel net income margin	(0.44)%		(0.44)%
Hotel EBITDA	$10,647	$—	$10,647
Hotel EBITDA margin	26.40%		26.40%
Selected Operating Information:
RevPAR	$232.87	$—	$232.87
Occupancy	72.68%	—%	72.68%
ADR	$320.39	$—	$320.39

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$44,128	$—	$44,128
Total hotel revenue	$96,901	$—	$96,901
Hotel net income	$14,140	$—	$14,140
Hotel net income margin	32.04%		32.04%
Hotel EBITDA	$27,898	$—	$27,898
Hotel EBITDA margin	28.79%		28.79%
Selected Operating Information:
RevPAR	$439.24	$—	$439.24
Occupancy	73.78%	—%	73.78%
ADR	$595.33	$—	$595.33

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$30,817	$—	$30,817
Total hotel revenue	$54,508	$—	$54,508
Hotel net income	$2,894	$—	$2,894
Hotel net income margin	9.39%		9.39%
Hotel EBITDA	$10,403	$—	$10,403
Hotel EBITDA margin	19.09%		19.09%
Selected Operating Information:
RevPAR	$463.28	$—	$463.28
Occupancy	56.73%	—%	56.73%
ADR	$816.70	$—	$816.70

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$23,078	$—	$23,078
Total hotel revenue	$28,410	$—	$28,410
Hotel net income	$4,265	$—	$4,265
Hotel net income margin	18.48%		18.48%
Hotel EBITDA	$10,109	$—	$10,109
Hotel EBITDA margin	35.58%		35.58%
Selected Operating Information:
RevPAR	$174.19	$—	$174.19
Occupancy	61.05%	—%	61.05%
ADR	$285.34	$—	$285.34

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$55,544	$(137)	$55,407
Total hotel revenue	$84,523	$(137)	$84,386
Hotel net income	$16,144	$(138)	$16,006
Hotel net income margin	29.07%		28.89%
Hotel EBITDA	$27,875	$(137)	$27,738
Hotel EBITDA margin	32.98%		32.87%
Selected Operating Information:
RevPAR	$845.42	$—	$843.34
Occupancy	72.04%	—%	72.04%
ADR	$1,173.53	$—	$1,170.63

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$13,382	$104	$13,486
Total hotel revenue	$19,408	$—	$19,408
Hotel net income	$(1,713)	$—	$(1,713)
Hotel net income margin	(12.80)%		(12.70)%
Hotel EBITDA	$3,034	$—	$3,034
Hotel EBITDA margin	15.63%		15.63%
Selected Operating Information:
RevPAR	$256.39	$—	$258.37
Occupancy	76.55%	—%	76.55%
ADR	$334.92	$—	$337.51

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$52,588	$—	$52,588
Total hotel revenue	$80,923	$—	$80,923
Hotel net income	$10,261	$355	$10,616
Hotel net income margin	19.51%		20.19%
Hotel EBITDA	$19,208	$355	$19,563
Hotel EBITDA margin	23.74%		24.17%
Selected Operating Information:
RevPAR	$1,359.21	$—	$1,359.21
Occupancy	58.58%	—%	58.58%
ADR	$2,320.43	$—	$2,320.43

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$17,264	$17,968	$35,232
Total hotel revenue	$28,485	$38,054	$66,539
Hotel net income (loss)	$6,302	$(428)	$5,874
Hotel net income (loss) margin	36.50%		16.67%
Hotel EBITDA	$11,830	$10,729	$22,559
Hotel EBITDA margin	41.53%		33.90%
Selected Operating Information:
RevPAR	$679.39	$350.66	$459.64
Occupancy	51.28%	43.88%	46.34%
ADR	$1,324.79	$799.08	$991.96

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$315,593	$17,831	$333,424
Total hotel revenue	$523,332	$37,917	$561,249
Hotel net income	$84,810	$(211)	$84,599
Hotel net income margin	26.87%		25.37%
Hotel EBITDA	$161,516	$10,947	$172,463
Hotel EBITDA margin	30.86%		30.73%
Selected Operating Information:
RevPAR	$513.26	$347.99	$500.55
Occupancy	68.50%	43.88%	66.60%
ADR	$749.33	$792.98	$751.54

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$155,399	$104	$155,503
Total hotel revenue	$205,518	$—	$205,518
Hotel net income	$11,452	$—	$11,452
Hotel net income margin	7.37%		7.36%
Hotel EBITDA	$56,104	$—	$56,104
Hotel EBITDA margin	27.30%		27.30%
Selected Operating Information:
RevPAR	$178.89	$—	$179.01
Occupancy	67.57%	—%	67.57%
ADR	$264.76	$—	$264.94

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$470,992	$17,935	$488,927
Total hotel revenue	$728,850	$37,917	$766,767
Hotel net income	$96,262	$(211)	$96,051
Hotel net income margin	20.44%		19.65%
Hotel EBITDA	$217,620	$10,947	$228,567
Hotel EBITDA margin	29.86%		29.81%
Selected Operating Information:
RevPAR	$317.47	$350.01	$318.56
Occupancy	67.95%	43.88%	67.15%
ADR	$467.20	$797.59	$474.41
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    Rooms revenue, RevPAR, Occupancy and ADR have been revised in prior periods to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton to be comparable to the current period.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Mr. C Beverly Hills Hotel
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023	2022	2022	2022	2022	2022	2022	2022	2022	2022
	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
Total Hotel Revenue	$217,180	$—	$217,180	$173,363	$13,930	$187,293	$162,225	$7,072	$169,297	$176,082	$16,915	$192,997
Hotel net income (loss)	$37,753	$—	$37,753	$13,699	$1,574	$15,273	$13,551	$(4,569)	$8,982	$31,259	$2,784	$34,043
Hotel net income (loss) margin	17.38%		17.38%	7.90%		8.15%	8.35%		5.31%	17.75%		17.64%
Hotel EBITDA	$72,796	$—	$72,796	$47,065	$5,141	$52,206	$40,693	$(598)	$40,095	$57,066	$6,404	$63,470
Hotel EBITDA margin	33.52%		33.52%	27.15%		27.87%	25.08%		23.68%	32.41%		32.89%

Hotel net income (loss) % of total TTM	39.2%		39.3%	14.2%		15.9%	14.1%		9.4%	32.5%		35.4%
EBITDA % of total TTM	33.5%		31.8%	21.6%		22.8%	18.7%		17.5%	26.2%		27.9%

JV interests in Hotel net income (loss)	$1,154	$—	$1,154	$714	$—	$714	$1,169	$—	$1,169	$1,631	$—	$1,631
JV interests in EBITDA	$1,943	$—	$1,943	$1,798	$—	$1,798	$1,880	$—	$1,880	$2,387	$—	$2,387

	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
	TTM	TTM	TTM
Total Hotel Revenue	$728,850	$37,917	$766,767
Hotel net income (loss)	$96,262	$(211)	$96,051
Hotel net income (loss) margin	13.21%		12.53%
Hotel EBITDA	$217,620	$10,947	$228,567
Hotel EBITDA margin	29.86%		29.81%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$4,667	$—	$4,667
JV interests in EBITDA	$8,007	$—	$8,007
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
March 31, 2023
(in thousands, except share price)
(unaudited)

March 31, 2023
Common stock shares outstanding	65,950
Partnership units outstanding (common stock equivalents)	6,860
Combined common stock shares and partnership units outstanding	72,810
Common stock price	$3.86
Market capitalization	$281,047
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$411,854
Series M redeemable preferred stock	$49,007
Indebtedness	$1,282,500
Joint venture partner's share of consolidated indebtedness	$(48,750)
Net working capital (see below)	$(270,627)
Total enterprise value (TEV)	$1,821,981

Cash and cash equivalents	$279,292
Restricted cash	$60,831
Accounts receivable, net	$42,979
Prepaid expenses	$8,349
Due from third-party hotel managers, net	$17,898
Total current assets	$409,349

Accounts payable, net & accrued expenses	$127,082
Dividends and distributions payable	$8,756
Due to affiliates, net	$2,884
Total current liabilities	$138,722

Net working capital*	$270,627
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2023
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Estimated	Estimated	Estimated
Bardessono Hotel and Spa	65				x
Capital Hilton Washington D.C.	550	x	x	x	x
Hotel Yountville	80				x
Park Hyatt Beaver Creek	193			x	x
The Ritz-Carlton Lake Tahoe	170		x	x	x
The Ritz-Carlton Sarasota	276		x	x
Total		1	3	4	5
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2023 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2023	2022	2022	2022	March 31, 2023
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Net income (loss)	$37,753	$13,699	$13,551	$31,259	$96,262
Non-property adjustments	12	(55)	(1)	—	(44)
Interest income	(235)	(145)	(63)	(14)	(457)
Interest expense	11,066	8,416	6,373	4,522	30,377
Amortization of loan costs	642	476	496	462	2,076
Depreciation and amortization	22,521	20,506	19,604	19,571	82,202
Income tax expense (benefit)	340	219	(99)	424	884
Non-hotel EBITDA ownership expense	697	3,949	832	842	6,320
Hotel EBITDA including amounts attributable to noncontrolling interest	72,796	47,065	40,693	57,066	217,620
Non-comparable adjustments	—	5,141	(598)	6,404	10,947
Comparable hotel EBITDA	$72,796	$52,206	$40,095	$63,470	$228,567

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$1,734	$2,882	$(923)	$(1,304)	$3,814	$(997)	$7,458	$(1,358)	$(151)	$6,751	$3,628	$(631)	$5,804	$(493)	$6,170	$5,369	$37,753	$(21,149)	$16,604
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	12	—	—	—	—	—	12	(12)	—
Interest income	(65)	(73)	—	—	—	—	—	(5)	(19)	(42)	—	(9)	(9)	—	—	(13)	(235)	235	—
Interest expense	—	—	—	717	1,268	902	1,301	—	—	1,891	894	20	901	622	281	2,269	11,066	11,045	22,111
Amortization of loan cost	—	—	—	—	79	—	199	—	—	95	39	—	27	43	—	160	642	120	762
Depreciation and amortization	2,186	1,027	1,235	594	593	393	1,108	2,031	2,545	1,305	1,230	1,625	2,136	549	1,637	2,327	22,521	—	22,521
Income tax expense (benefit)	26	12	—	—	—	—	—	5	—	—	—	—	136	—	161	—	340	1,989	2,329
Non-hotel EBITDA ownership expense	17	24	73	113	4	20	15	21	20	6	306	7	6	33	24	8	697	(697)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,898	3,872	385	120	5,758	318	10,081	694	2,395	10,006	6,109	1,012	9,001	754	8,273	10,120	72,796	(8,469)	64,327
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(975)	(968)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,943)	1,943	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	73	73
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(77)	(77)
Hotel EBITDA attributable to the Company and OP unitholders	$2,923	$2,904	$385	$120	$5,758	$318	$10,081	$694	$2,395	$10,006	$6,109	$1,012	$9,001	$754	$8,273	$10,120	$70,853	$(6,530)	$64,323
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,898	$3,872	$385	$120	$5,758	$318	$10,081	$694	$2,395	$10,006	$6,109	$1,012	$9,001	$754	$8,273	$10,120	$72,796
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,872	$385	$120	$5,758	$318	$10,081	$694	$2,395	$10,006	$6,109	$1,012	$9,001	$754	$8,273	$10,120	$68,898
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$3,872	$385	$120	$5,758	$318	$10,081	$694	$2,395	$10,006	$6,109	$1,012	$9,001	$754	$8,273	$10,120	$68,898
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,872	$—	$120	$5,758	$318	$10,081	$—	$—	$10,006	$6,109	$—	$9,001	$—	$8,273	$10,120	$63,658
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$3,872	$—	$120	$5,758	$318	$10,081	$—	$—	$10,006	$6,109	$—	$9,001	$—	$8,273	$10,120	$63,658
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,898	$—	$385	$—	$—	$—	$—	$694	$2,395	$—	$—	$1,012	$—	$754	$—	$—	$9,138
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,898	$—	$385	$—	$—	$—	$—	$694	$2,395	$—	$—	$1,012	$—	$754	$—	$—	$9,138

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$5,758	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,758
BAML (Bardessono Hotel and Spa)	—	—	—	120	—	—	—	—	—	—	—	—	—	—	—	—	120
BAML (Hotel Yountville)	—	—	—	—	—	318	—	—	—	—	—	—	—	—	—	—	318
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	9,001	—	—	—	9,001
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	3,898	3,872	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,770
BAML Pool (see footnote 3)	—	—	385	—	—	—	—	694	2,395	—	—	1,012	—	—	—	—	4,486
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	10,081	—	—	—	—	—	—	—	—	—	10,081
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	10,006	—	—	—	—	—	—	10,006
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	6,109	—	—	—	—	—	6,109
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	754	—	—	754
Unencumbered hotel (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,273	—	8,273
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,120	10,120
Total	$3,898	$3,872	$385	$120	$5,758	$318	$10,081	$694	$2,395	$10,006	$6,109	$1,012	$9,001	$754	$8,273	$10,120	$72,796

NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    Excluded hotels under renovation:
Capital Hilton Washington D.C.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(21)	$2,876	$(91)	$702	$1,655	$672	$322	$799	$(1,477)	$1,194	$681	$283	$3,752	$(816)	$2,235	$933	$13,699	$(18,252)	$(4,553)
Non-property adjustments	—	—	—	—	—	—	—	(16)	—	—	—	—	(39)	—	—	—	(55)	55	—
Interest income	(38)	(50)	—	—	—	—	—	(4)	(15)	(25)	—	(7)	(2)	—	—	(4)	(145)	145	—
Interest expense	—	—	—	638	1,117	809	1,168	—	—	1,717	774	20	828	574	771	—	8,416	9,862	18,278
Amortization of loan cost	—	—	—	—	78	—	197	—	—	94	38	—	26	43	—	—	476	119	595
Depreciation and amortization	1,901	1,070	1,382	584	648	395	1,051	2,029	2,683	1,419	852	1,488	2,002	619	1,602	781	20,506	—	20,506
Income tax expense (benefit)	—	—	—	—	—	—	—	6	—	—	—	—	(124)	—	337	—	219	41	260
Non-hotel EBITDA ownership expense	1,442	13	29	114	5	8	(4)	51	(1)	1,759	236	1	163	36	97	—	3,949	(3,949)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,284	3,909	1,320	2,038	3,503	1,884	2,734	2,865	1,190	6,158	2,581	1,785	6,606	456	5,042	1,710	47,065	(11,979)	35,086
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(821)	(977)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,798)	1,798	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	108	108
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(114)	(114)
Hotel EBITDA attributable to the Company and OP unitholders	$2,463	$2,932	$1,320	$2,038	$3,503	$1,884	$2,734	$2,865	$1,190	$6,158	$2,581	$1,785	$6,606	$456	$5,042	$1,710	$45,267	$(10,187)	$35,080
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1,652)	—	—	6,793	5,141
Comparable hotel EBITDA	$3,284	$3,909	$1,320	$2,038	$3,503	$1,884	$2,734	$2,865	$1,190	$6,158	$2,581	$1,785	$4,954	$456	$5,042	$8,503	$52,206
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,909	$—	$2,038	$3,503	$1,884	$2,734	$—	$—	$6,158	$2,581	$—	$6,606	$—	$5,042	$1,710	$36,165
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1,652)	—	—	6,793	5,141
Comparable hotel EBITDA	$—	$3,909	$—	$2,038	$3,503	$1,884	$2,734	$—	$—	$6,158	$2,581	$—	$4,954	$—	$5,042	$8,503	$41,306
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,284	$—	$1,320	$—	$—	$—	$—	$2,865	$1,190	$—	$—	$1,785	$—	$456	$—	$—	$10,900
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,284	$—	$1,320	$—	$—	$—	$—	$2,865	$1,190	$—	$—	$1,785	$—	$456	$—	$—	$10,900

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$3,503	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,503
BAML (Bardessono Hotel and Spa)	—	—	—	2,038	—	—	—	—	—	—	—	—	—	—	—	—	2,038
BAML (Hotel Yountville)	—	—	—	—	—	1,884	—	—	—	—	—	—	—	—	—	—	1,884
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	4,954	—	—	—	4,954
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	3,284	3,909	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,193
BAML Pool (see footnote 3)	—	—	1,320	—	—	—	—	2,865	1,190	—	—	1,785	—	—	—	—	7,160
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	2,734	—	—	—	—	—	—	—	—	—	2,734
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	6,158	—	—	—	—	—	—	6,158
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	2,581	—	—	—	—	—	2,581
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	456	—	—	456
Unencumbered hotel (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,042	—	5,042
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,503	8,503
Total	$3,284	$3,909	$1,320	$2,038	$3,503	$1,884	$2,734	$2,865	$1,190	$6,158	$2,581	$1,785	$4,954	$456	$5,042	$8,503	$52,206
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$404	$4,270	$1,129	$1,581	$1,366	$1,257	$(72)	$294	$541	$(391)	$755	$3,103	$846	$(370)	$(1,162)	$—	$13,551	$(21,934)	$(8,383)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1)	—	—	—	(1)	1	—
Interest income	(15)	(22)	—	—	—	—	—	(1)	(5)	(16)	—	(2)	(2)	—	—	—	(63)	63	—
Interest expense	—	—	—	470	808	621	901	—	—	1,356	575	(62)	669	461	574	—	6,373	7,496	13,869
Amortization of loan cost	—	—	—	34	77	—	195	—	—	93	38	—	17	42	—	—	496	125	621
Depreciation and amortization	1,840	1,020	1,476	590	633	435	1,011	2,005	2,760	1,329	802	1,432	2,059	613	1,599	—	19,604	—	19,604
Income tax expense (benefit)	—	—	—	—	—	—	—	4	—	—	—	—	13	—	(116)	—	(99)	194	95
Non-hotel EBITDA ownership expense	(3)	25	4	102	5	79	6	25	17	368	159	1	3	37	4	—	832	(832)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,226	5,293	2,609	2,777	2,889	2,392	2,041	2,327	3,313	2,739	2,329	4,472	3,604	783	899	—	40,693	(14,887)	25,806
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(556)	(1,324)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,880)	1,880	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	74	74
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(74)	(74)
Hotel EBITDA attributable to the Company and OP unitholders	$1,670	$3,969	$2,609	$2,777	$2,889	$2,392	$2,041	$2,327	$3,313	$2,739	$2,329	$4,472	$3,604	$783	$899	$—	$38,813	$(13,007)	$25,806
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	563	—	—	(1,161)	(598)
Comparable hotel EBITDA	$2,226	$5,293	$2,609	$2,777	$2,889	$2,392	$2,041	$2,327	$3,313	$2,739	$2,329	$4,472	$4,167	$783	$899	$(1,161)	$40,095
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$5,293	$—	$2,777	$2,889	$2,392	$2,041	$—	$—	$2,739	$2,329	$—	$3,604	$—	$899	$—	$24,963
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	563	—	—	(1,161)	(598)
Comparable hotel EBITDA	$—	$5,293	$—	$2,777	$2,889	$2,392	$2,041	$—	$—	$2,739	$2,329	$—	$4,167	$—	$899	$(1,161)	$24,365
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,226	$—	$2,609	$—	$—	$—	$—	$2,327	$3,313	$—	$—	$4,472	$—	$783	$—	$—	$15,730
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,226	$—	$2,609	$—	$—	$—	$—	$2,327	$3,313	$—	$—	$4,472	$—	$783	$—	$—	$15,730

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended September 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$2,889	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,889
BAML (Bardessono Hotel and Spa)	—	—	—	2,777	—	—	—	—	—	—	—	—	—	—	—	—	2,777
BAML (Hotel Yountville)	—	—	—	—	—	2,392	—	—	—	—	—	—	—	—	—	—	2,392
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	4,167	—	—	—	4,167
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	2,226	5,293	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,519
BAML Pool (see footnote 3)	—	—	2,609	—	—	—	—	2,327	3,313	—	—	4,472	—	—	—	—	12,721
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	2,041	—	—	—	—	—	—	—	—	—	2,041
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	2,739	—	—	—	—	—	—	2,739
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	2,329	—	—	—	—	—	2,329
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	783	—	—	783
Unencumbered hotel (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	899	—	899
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,161)	(1,161)
Total	$2,226	$5,293	$2,609	$2,777	$2,889	$2,392	$2,041	$2,327	$3,313	$2,739	$2,329	$4,472	$4,167	$783	$899	$(1,161)	$40,095
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$2,584	$3,939	$4,103	$1,820	$3,530	$1,247	$(1,949)	$402	$931	$6,586	$(2,170)	$1,510	$5,742	$(34)	$3,018	$—	$31,259	$(14,579)	$16,680
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	—	(2)	(6)	—	(1)	(2)	—	—	—	(14)	14	—
Interest expense	—	—	—	310	482	415	633	—	—	984	371	34	534	396	363	—	4,522	5,183	9,705
Amortization of loan cost	—	—	—	51	76	42	193	—	—	92	37	—	—	41	(70)	—	462	114	576
Depreciation and amortization	1,839	1,006	1,490	594	662	540	943	2,011	2,814	1,327	788	1,295	2,079	611	1,572	—	19,571	—	19,571
Income tax expense (benefit)	—	—	—	—	—	—	—	6	—	—	—	—	306	—	112	—	424	653	1,077
Non-hotel EBITDA ownership expense	163	19	49	128	4	9	—	61	6	12	358	2	5	27	(1)	—	842	(842)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	4,584	4,963	5,642	2,903	4,754	2,253	(180)	2,480	3,749	8,995	(616)	2,840	8,664	1,041	4,994	—	57,066	(9,457)	47,609
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,146)	(1,241)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,387)	2,387	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	74	74
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(75)	(75)
Hotel EBITDA attributable to the Company and OP unitholders	$3,438	$3,722	$5,642	$2,903	$4,754	$2,253	$(180)	$2,480	$3,749	$8,995	$(616)	$2,840	$8,664	$1,041	$4,994	$—	$54,679	$(7,071)	$47,608
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	952	—	355	5,097	6,404
Comparable hotel EBITDA	$4,584	$4,963	$5,642	$2,903	$4,754	$2,253	$(180)	$2,480	$3,749	$8,995	$(616)	$2,840	$9,616	$1,041	$5,349	$5,097	$63,470
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,963	$—	$2,903	$4,754	$2,253	$(180)	$—	$—	$8,995	$(616)	$—	$8,664	$—	$4,994	$—	$36,730
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	952	—	355	5,097	6,404
Comparable hotel EBITDA	$—	$4,963	$—	$2,903	$4,754	$2,253	$(180)	$—	$—	$8,995	$(616)	$—	$9,616	$—	$5,349	$5,097	$43,134
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$4,584	$—	$5,642	$—	$—	$—	$—	$2,480	$3,749	$—	$—	$2,840	$—	$1,041	$—	$—	$20,336
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$4,584	$—	$5,642	$—	$—	$—	$—	$2,480	$3,749	$—	$—	$2,840	$—	$1,041	$—	$—	$20,336

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended June 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$4,754	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,754
BAML (Bardessono Hotel and Spa)	—	—	—	2,903	—	—	—	—	—	—	—	—	—	—	—	—	2,903
BAML (Hotel Yountville)	—	—	—	—	—	2,253	—	—	—	—	—	—	—	—	—	—	2,253
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	9,616	—	—	—	9,616
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	4,584	4,963	—	—	—	—	—	—	—	—	—	—	—	—	—	—	9,547
BAML Pool (see footnote 3)	—	—	5,642	—	—	—	—	2,480	3,749	—	—	2,840	—	—	—	—	14,711
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(180)	—	—	—	—	—	—	—	—	—	(180)
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	8,995	—	—	—	—	—	—	8,995
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(616)	—	—	—	—	—	(616)
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	1,041	—	—	1,041
Unencumbered hotel (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,349	—	5,349
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,097	5,097
Total	$4,584	$4,963	$5,642	$2,903	$4,754	$2,253	$(180)	$2,480	$3,749	$8,995	$(616)	$2,840	$9,616	$1,041	$5,349	$5,097	$63,470
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,842)	$2,077	$(2,915)	$385	$5,826	$(629)	$7,367	$(2,000)	$(2,867)	$10,252	$5,754	$(1,106)	$8,580	$(170)	$3,492	$—	$32,204	$(16,600)	$15,604
Non-property adjustments	—	—	—	—	—	—	76	—	—	—	—	—	—	—	—	—	76	(76)	—
Interest income	—	—	—	—	—	—	—	—	(2)	(5)	—	(2)	(2)	—	—	—	(11)	11	—
Interest expense	—	—	—	256	395	320	526	—	—	862	297	34	526	391	39	—	3,646	4,212	7,858
Amortization of loan cost	—	—	—	50	76	60	128	—	—	91	37	—	—	41	70	—	553	111	664
Depreciation and amortization	1,840	1,022	1,627	603	668	676	927	1,983	2,969	1,251	792	1,191	1,932	609	351	—	18,441	—	18,441
Income tax expense (benefit)	—	—	—	—	—	—	—	3	—	—	—	—	220	—	—	—	223	2,388	2,611
Non-hotel EBITDA ownership expense	82	64	5	115	4	2	1	15	2	34	209	3	7	6	—	—	549	(549)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	80	3,163	(1,283)	1,409	6,969	429	9,025	1	102	12,485	7,089	120	11,263	877	3,952	—	55,681	(10,503)	45,178
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(20)	(791)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(811)	811	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	72	72
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(71)	(71)
Hotel EBITDA attributable to the Company and OP unitholders	$60	$2,372	$(1,283)	$1,409	$6,969	$429	$9,025	$1	$102	$12,485	$7,089	$120	$11,263	$877	$3,952	$—	$54,870	$(9,691)	$45,179
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	137	—	3,279	7,058	10,474
Comparable hotel EBITDA	$80	$3,163	$(1,283)	$1,409	$6,969	$429	$9,025	$1	$102	$12,485	$7,089	$120	$11,400	$877	$7,231	$7,058	$66,155
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,163	$(1,283)	$1,409	$6,969	$429	$9,025	$1	$102	$12,485	$7,089	$120	$11,263	$877	$3,952	$—	$55,601
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	137	—	3,279	7,058	10,474
Comparable hotel EBITDA	$—	$3,163	$(1,283)	$1,409	$6,969	$429	$9,025	$1	$102	$12,485	$7,089	$120	$11,400	$877	$7,231	$7,058	$66,075
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,163	$—	$1,409	$6,969	$429	$9,025	$—	$—	$12,485	$7,089	$—	$11,263	$—	$3,952	$—	$55,784
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	137	—	3,279	7,058	10,474
Comparable hotel EBITDA	$—	$3,163	$—	$1,409	$6,969	$429	$9,025	$—	$—	$12,485	$7,089	$—	$11,400	$—	$7,231	$7,058	$66,258
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$80	$—	$(1,283)	$—	$—	$—	$—	$1	$102	$—	$—	$120	$—	$877	$—	$—	$(103)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$80	$—	$(1,283)	$—	$—	$—	$—	$1	$102	$—	$—	$120	$—	$877	$—	$—	$(103)
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Capital Hilton Washington D.C.